UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant     ☒

Filed by a Party other than the Registrant     

Check the appropriate box:

             Preliminary Proxy Statement

             Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒            Definitive Proxy Statement

             Definitive Additional Materials

             Soliciting Material Pursuant to § 240.14a-12

FNBH BANCORP, INC.

______________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

______________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒            No fee required.

             Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

______________________________________________________________________________

(2)           Aggregate number of securities to which transaction applies:

______________________________________________________________________________

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

(4)           Proposed maximum aggregate value of transaction:

______________________________________________________________________________

(5)           Total fee paid:

______________________________________________________________________________

             Fee paid previously with preliminary materials.

______________________________________________________________________________

            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount previously paid:

______________________________________________________________________________

(2)           Form, Schedule or Registration Statement No.:

______________________________________________________________________________

(3)           Filing party:

______________________________________________________________________________

(4)           Date filed:

______________________________________________________________________________

FNBH BANCORP, INC.

101 East Grand River
Howell, Michigan 48843

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held Thursday, September 22, 2011

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of FNBH Bancorp, Inc. (the "Corporation"), a Michigan corporation, will be held on Thursday, September 22, 2011, at 10:00 a.m. at the main office of First National Bank in Howell, 101 East Grand River, Howell, Michigan, for the following purposes:

1.                   To consider and vote upon a proposal to amend the Corporation's Articles of Incorporation to effect a one (1) for seven (7) reverse stock split of the common stock of the Corporation; and

2.                   To grant management the authority to adjourn, postpone, or continue the Special Meeting.

3.                   To transact such other business as may properly come before the meeting or any adjournment or postponements of the meeting.

The Board of Directors has fixed August 5, 2011, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 22, 2011.

The accompanying Proxy Statement is available at

www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=14427 and under the "Investor Relations" tab on our website (www.fnbh.com).

Whether or not you return a proxy card, you are invited to attend the Special Meeting in person. If you need directions to the     location of the meeting or additional information about attending the meeting and voting in person, please contact Mark Huber at (517) 545-2213 or mhuber@fnbh.com.

By order of the Board of Directors /s/ Mark Huber MARK HUBER, Chief Financial Officer

Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties should sign the proxy form.

Dated: August 10, 2011

FNBH BANCORP, INC.
101 E. Grand River
Howell, Michigan 48843

PROXY STATEMENT

This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of FNBH Bancorp, Inc. (the "Corporation"), a Michigan corporation, to be voted at the Special Meeting of Shareholders of the Corporation (the "Special Meeting") to be held on Thursday, September 22, 2011, at 10 a.m., at the Main Office of First National Bank in Howell (the "Bank"), 101 East Grand River, Howell, Michigan, or at any adjournment or adjournments of the Special Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders and in this Proxy Statement.

VOTING AT THE MEETING

This Proxy Statement has been mailed on or about August 10, 2011 to all holders of record of common stock of the Corporation as of the record date. Our Board of Directors has fixed the close of business on August 5, 2011, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment of the Special Meeting. The Corporation has only one class of common stock, of which there were 3,171,523 shares outstanding as of the record date. Each outstanding share will entitle the holder to one vote on each separate matter presented for vote at the Special Meeting. Votes cast at the Special Meeting and submitted by proxy are counted by the inspectors of the Special Meeting who are appointed by the Board.

If a proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the proxy will be voted at the Special Meeting and any adjournment of the Special Meeting. If a shareholder specifies a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted FOR the proposal to amend the Corporation's Articles of Incorporation to effect a one (1) for seven (7) reverse stock split of the common stock of the Corporation; FOR the proposal to grant management the authority to adjourn, postpone, or continue the Special Meeting, if such vote is held; and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

To vote by telephone, shareholders of record (shareholders who have been issued a certificate representing their shares) may call toll free on a touch-tone telephone 1-800-PROXIES (1-800-776-9437) and follow the recorded instructions. To vote by Internet, go to the site http://www.voteproxy.com and follow the instructions provided.

If your shares are held through a bank or a broker (referred to as "street name"), you may also be eligible to vote your shares electronically. Simply follow the instructions on your voting form, using either the toll-free telephone number or the Internet address that is listed.

A proxy may be revoked prior to its exercise by delivering a written notice of revocation to our Chief Financial Officer, executing a subsequent proxy or attending the meeting and voting in person. Attendance at the meeting does not, however, automatically serve to revoke a proxy.

If you plan to attend the Special Meeting but are not a shareholder of record because you hold your shares in street name, please bring evidence of your beneficial ownership of your shares (e.g., a copy of a recent brokerage statement showing the shares) with you to the Special Meeting.  In that case, if you would like to cast a vote in person, you should request and bring with you to the meeting a legal proxy from your bank or broker.

This Proxy Statement, including the notice and form of proxy is available at www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=14427.

PROPOSAL:

REVERSE STOCK SPLIT

We believe it is in the best interests of the Corporation and its shareholders to adopt an amendment to the Corporation's Articles of Incorporation authorizing a reverse stock split of our outstanding shares of common stock. The primary purposes of the reverse split would be to increase the number of the Corporation's authorized common stock available for future issuance and to increase the price of the Corporation's common stock.  Under the proposal, the number of authorized shares of our common stock would not change and would remain at 7,000,000.

The proposed amendment to our Articles of Incorporation is attached to this proxy statement as Appendix A  (the "Amendment").  If the Amendment is approved, the number of issued and outstanding shares of common stock would be reduced by an exchange ratio of one (1) share for every seven (7) shares currently outstanding (the "Exchange Ratio"), and the current authorized number of shares of our common stock would remain at 7,000,000, without further approval of our shareholders. The reverse stock split would become effective upon filing the Amendment with the Michigan Department of Licensing and Regulatory Affairs, which is anticipated to occur promptly following the Special Meeting, if approved.

Purpose of the Reverse Split

The Board’s primary objective in proposing the reverse split is to increase the number of the Corporation's authorized common stock available for issue in future capital raises.  The reverse split would achieve this goal by decreasing the number of authorized shares actually issued and outstanding, but leaving the number of authorized shares unchanged at 7,000,000.

The Corporation currently anticipates issuing additional shares of its common stock for cash in order to raise capital for the Corporation and its subsidiary bank, the First National Bank in Howell.  As disclosed in the Corporation's Annual Report on Form 10-K filed with the SEC on  April 15, 2011, the bank is subject to a Consent Order with the Office of the Comptroller of the Currency (OCC) that requires the bank to maintain certain minimum capital ratios.  The bank is not currently in compliance with such capital ratios (as disclosed in more detail in the Form 10-K).  The Corporation is in the process of trying to raise additional capital to assist in meeting these capital ratios and otherwise improve the financial condition of the Corporation and its subsidiary bank.  The additional shares of authorized stock resulting from the implementation of the reverse split, if approved by shareholders, may be used by the Corporation in connection with any such capital raise.  Because of the current market price of the Corporation's common stock, the Corporation may need to sell a significant number of shares of common stock in order to raise a meaningful amount of capital, although the Corporation currently intends to raise part of the capital needed through the issuance of debt securities.  As a result, although the Corporation currently intends to offer its existing shareholders the opportunity to purchase additional shares of common stock as part of such capital raising efforts, it is possible that the additional authorized shares of common stock resulting from the implementation of the reverse split, if approved by shareholders, could be sold in one or more transactions that may have a dilutive impact on the current shareholders of the Corporation.

Although the primary purpose of the reverse split is to increase the number of authorized common stock available for issue in future capital raises, the Board also hopes the reverse split will have the effect of increasing the price of the Corporation's common stock, encouraging greater interest in its common stock among members of the financial community and the investing public, and possibly creating a more liquid market for the Corporation's shareholders with respect to those shares presently held by them.  However, there can be no assurance the reverse split will achieve any of these other desired results.  In fact, the possibility exists that shareholder liquidity may be adversely affected by the reduced number of shares outstanding if the reverse split is effected, particularly if the price per share of the Corporation’s common stock begins a declining trend after the reverse split is effected.  There can be no assurance that the price per share of the Corporation’s common stock immediately after the reverse split will increase proportionately with the reverse split, or that any increase will be sustained for any period of time.

The proposed reverse split is not intended to be an anti-takeover device nor is it part of a broader plan to take the Corporation private.

Effects of Reverse Split on Common Stock

One principal effect of the reverse split would be to decrease the number of outstanding shares of our common stock.  Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the reverse split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of our common stock outstanding immediately following the reverse split as such shareholder held immediately prior to the reverse split. The relative voting and other rights that accompany the shares of common stock would not be affected by the reverse split.

Although the reverse split will not have any dilutive effect on our shareholders (other than de minimus adjustments that may result from the treatment of fractional shares), the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will decrease because the Amendment maintains the current authorized number of shares of common stock at 7,000,000. As a result, the additional authorized shares of common stock will be available for issuance at such times and for such purposes as the Board may deem advisable without further action by our shareholders, except as required by applicable laws and regulations.  Please see the disclosures under "Purpose of the Reverse Split" above for more information.

The proposed Amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock.

No Effect on Legal Ability to Pay Dividends

The Corporation does not believe the reverse split will have any effect with respect to future distributions, if any, to the Corporation's shareholders.  The Corporation does not currently expect to be able to pay cash dividends at any time in the near future.

There are other restrictions that apply under federal and state law to restrict our ability to pay dividends to our shareholders and the ability of our subsidiary bank to pay dividends to us.  For example, the Federal Reserve requires us, as a bank holding company, to act as a source of financial strength to our subsidiary bank. Accordingly, we are required to inform and consult with the Federal Reserve before paying dividends that could raise safety and soundness concerns. Because of the financial condition of the Corporation and our subsidiary bank, our Board of Directors has adopted resolutions that prohibit it from paying any dividends to shareholders without the prior approval of the Federal Reserve.  In addition, because of its financial condition, including its status as "significantly undercapitalized" for prompt corrective action (PCA) purposes, the bank is currently prohibited from paying any dividends to the Corporation.  Since the bank is the primary asset of the Company, such bank dividends are the primary source for dividends paid by the Corporation to its shareholders.  As a result, these restrictions on the bank's ability to pay dividends impedes the Corporation's ability to pay dividends to its shareholders.

There can be no assurance as to future dividends because they are dependent on the Corporation's future earnings, capital requirements and financial conditions.  We do not believe the reverse split will have any effect on our ability to pay cash dividends to our shareholders.

Fractional Shares; Exchange of Stock Certificates

The Corporation will appoint American Stock Transfer & Trust Company to act as exchange agent for holders of common stock in connection with the reverse split. The Corporation will not issue fractional shares with respect to the reverse split, but will instruct the Corporation's transfer agent to round up any fractional share to the nearest whole share. Some of the Corporation's outstanding common stock is registered in the names of clearing agencies and broker nominees. Because the Corporation does not know the number of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, the Corporation cannot predict with certainty the number of fractional shares that will result from the reverse split or the total number of additional shares that will be issued as a result of rounding up fractional shares. However, the Corporation does not expect that the amount will be material.

The Corporation does not expect the reverse split to result in a significant reduction in the number of record holders. The Corporation presently does not intend to seek any change in its status as a reporting company for federal securities law purposes, either before or after the reverse split.

On or after the effective date of the reverse split, the Corporation will mail a letter of transmittal to each shareholder of record. Each such shareholder will be able to obtain a certificate evidencing its post-reverse-split shares if it sends the exchange agent its old stock certificate(s), together with the properly executed and completed letter of transmittal, and such evidence of ownership of the shares as the Corporation may require. Shareholders of record will not receive certificates for post-reverse-split shares unless and until their old certificates are surrendered. Shareholders of record should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each such shareholder’s new stock certificate promptly after receipt of that shareholder’s properly completed letter of transmittal and old stock certificate(s). Shareholders who hold shares in street name through a nominee (such as a bank or broker) will be treated similarly as shareholders of record, and nominees will be instructed to effect the reverse split for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees.

Shareholders will not have to pay any service charges in connection with the exchange of their certificates.

Approval Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Corporation is required for the approval of this proposed Amendment. Both abstentions and broker non-votes will have the effect of a negative vote. Unless otherwise directed by a shareholder's proxy, the persons named as proxy voters in the accompanying proxy will vote FOR this Amendment. The approval of this proposal is not a condition to the approval of any other proposals submitted to the shareholders.

The Board of Directors recommends a vote FOR this proposal to amend our Articles of Incorporation.

PROPOSAL:

 ADJOURNMENT, POSTPONEMENT, OR CONTINUATION OF THE SPECIAL MEETING

If at the Special Meeting the number of shares of the Corporation's common stock present or represented and voting in favor of approving the reverse stock split is insufficient to approve that proposal, the Corporation's management may move to adjourn, postpone or continue the Special Meeting in order to enable the Board of Directors to continue to solicit additional proxies in favor of the reverse stock split proposal.  In that event, you will be asked to vote only upon the adjournment, postponement or continuation proposal and not the reverse stock split proposal.

In this proposal, the Corporation is asking you to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments.  If the Corporation's shareholders approve the adjournment, postponement or continuation proposal, the Corporation could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the reverse stock split proposal, including the solicitation of proxies from the shareholders that have previously voted against such proposal.  Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against the proposal to approve the reverse stock split have been received, the Corporation could adjourn, postpone or continue the Special Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the proposal to approve the reverse stock split.

The adjournment, postponement, or continuation proposal requires that holders of more of the Corporation's shares vote in favor of the adjournment, postponement, or continuation proposal than vote against the proposal.  Accordingly, abstentions and broker non-votes will have no effect on the outcome of this proposal.  No proxy that is specifically marked AGAINST the proposal to approve the reverse stock split will be voted in favor of the adjournment, postponement or continuation proposal, unless it is specifically marked FOR the discretionary authority to adjourn, postpone, or continue the Special Meeting to a later date.

The Board of Directors believes that if the number of shares of its common stock present or represented at the Special Meeting and voting in favor of the proposal to approve the reverse stock split is insufficient to approve the proposal, it is in the best interests of the shareholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve such proposal.

The Board of Directors recommends a vote FOR this proposal to adjourn, postpone or continue the Special Meeting, if such vote is held.

SHAREHOLDER PROPOSALS

Shareholders who intend to submit a proposal for inclusion in the Corporation's proxy materials for the Special Meeting may do so by following the procedures described in SEC Rule 14a-8. In addition, under the Corporation's Bylaws, no business may be brought before the Special Meeting unless it is specified in a notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder who has delivered written notice to the Corporation's Chief Financial Officer (containing certain information specified in the Bylaws about the shareholder and the proposed action), not less than 30 days prior to the date of the originally scheduled meeting, unless less than 40 days' notice of the meeting is given by the Corporation, in which case the shareholder's proposal must be received by the Corporation by the close of business on the 10th day following the date on which the notice of the meeting is first mailed to shareholders. This requirement is separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in the Corporation's proxy materials.  Thus, to be eligible for inclusion, shareholder proposals must be received by the Corporation's Chief Financial Officer no later than approximately August 20, 2011. Proposals of shareholders should be addressed to the attention of Chief Financial Officer, 101 East Grand River, Howell, Michigan, 48843.

OWNERSHIP OF COMMON STOCK

The following table sets forth certain information as of April 28, 2011, as to any person who is known to the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation’s common stock.

	Amount and
	Nature of
Name and Address of	Beneficial	Percent of
Beneficial Owner	Ownership	Class (2)
Moross Limited Partnership (1) 15621 Windmill Pointe Drive Grosse Pointe Park, MI 48230	362,195	11.42%

(1)

Based on information provided by Mr. Stanley Dickson, Jr., a director of the Corporation and the Bank. Moross Limited Partnership is a Michigan limited partnership comprised of its general partner, Pacesetter Management, Inc., and a limited partner, Windmill Trust. Mr. Dickson is the President of Pacesetter Management, Inc.

(2)	Based on a total of 3,171,523 shares of common stock outstanding as of April 28, 2011.

The following table sets forth certain information as of April 28, 2011, as to the common stock of the Corporation owned beneficially by each director, certain named executive officers, and all directors and such named executive officers of the Corporation as a group.

		Number of		Percent of
Name of Beneficial Owner	Title	Shares (1)		Class (5)
Ronald L. Long	CEO & President, Director	12,558		*
Gerald L. Moyer	SVP Commercial Loans	—		*
Mark J. Huber	SVP & CFO	—		*
Nancy Morgan	SVP Human Resources	5,717		*
Stanley B. Dickson, Jr.	Director	362,195		11.42%
Barbara Draper	Director	25,345	(2)	*
Philip C. Utter	Director	47,700	(3)	1.50%
R. Michael Yost	Director	12,605	(4)	*
Timothy H. Corrigan	Director	12,680		*

AllNamed Executive Officers and Directors as a Group (9 Persons)		478,800		15.10%

		Total Shares

*	Represents less than one percent

(1)

This information is based upon the Corporation’s records as of April 28, 2011, and information supplied by the persons listed above. The number of shares stated in this column includes shares owned of record by the shareholder and shares which, under federal securities regulations, are deemed to be beneficially owned by the shareholder. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power or shared voting and investment power with their respective spouses, with respect to all shares beneficially owned.

(2)	Excludes 541 shares credited to the Director under the Corporation’s deferred compensation plan for Directors.

(3)	Excludes 2,000 shares owned by spouse.

(4)	Includes 54 shares held jointly with child.

(5)	Based on a total of 3,171,523 shares of Common Stock outstanding as of April 28, 2011.

OTHER BUSINESS

The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth in this Proxy Statement. If any other business should come before the meeting, the proxy will be voted on such business in accordance with the best judgment of the persons authorized in the proxy, and discretionary authority to do so is included in the proxy. Under applicable Michigan law, the Corporation’s shareholders are not entitled to appraisal rights with respect to the above proposals. The Corporation will bear all expenses incurred in connection with the solicitation of proxies. The Corporation will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of the shares of the Corporation. The officers, directors and employees of the Corporation may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. In addition, the Board has hired Phoenix Advisory Partners to solicit proxies on its behalf. The anticipated cost of such solicitation of proxies is expected to be between approximately $5,000 and $10,000.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mark Huber

Mark Huber
Chief Financial Officer
August 10, 2011

4367955_8.DOCX

APPENDIX A

Amendment to the Articles of Incorporation

of

FNBH Bancorp, Inc.

The following is added to the end of Article III of the Articles of Incorporation:

        Effective upon the filing of this Certificate of Amendment with the Michigan Department of Licensing and Regulatory Affairs (the "Effective Time"), the shares of Common Stock issued and outstanding immediately prior to the Effective Time shall be combined and reclassified into a smaller number of shares such that each seven (7) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall be and are reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued. The Company will round up fractional shares to the nearest whole share.

        Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified pursuant to the preceding paragraph.

FORM OF PROXY CARD

SPECIAL MEETING OF SHAREHOLDERS OF

FNBH BANCORP, INC.

September 22, 2011

10:00 am

101 East Grand River

3rd Floor Community Room

Howell, MI 48843

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 22, 2011.

The accompanying Proxy Statement is available at

www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=14427 and under the "Investor Relations" tab on our website ( www.fnbh.com).

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE CORPORATION'S ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT AND "FOR" THE PROPOSAL TO GRANT MANAGEMENT THE AUTHORITY TO ADJOURN, POSTPONE OR CONTINUE THE SPECIAL MEETING.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

	For	Against	Abstain
1. To approve the proposal to amend the Corporation's Articles of Incorporation to effect a one (1) for seven (7) reverse stock split of the common stock of the Corporation.	[__]	[__]	[__]
2. To grant management the authority to adjourn, postpone, or continue the Special Meeting.	[__]	[__]	[__]

Whether or not you return a proxy card, you are invited to attend the Special Meeting in person. If you need directions to the location of the meeting or additional information about attending the meeting and voting in person, please contact Mark Huber at (517) 545-2213 or mhuber@fnbh.com.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [__]

Signature of Shareholder _______________________ Date: __________ Signature of Shareholder _______________________ Date: __________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

FNBH BANCORP, INC.

September 22, 2011

10:00 am

101 East Grand River

3rd Floor Community Room

Howell, MI 48843

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the Special Meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER _____________________

ACCOUNT NUMBER _____________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 22, 2011.

The accompanying Proxy Statement is available at

www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=14427 and under the "Investor Relations" tab on our website (www.fnbh.com).

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE CORPORATION'S ARTICLES OF INCORPORATION TO EFFECT THE

REVERSE STOCK SPLIT AND "FOR" THE PROPOSAL TO GRANT MANAGEMENT THE AUTHORITY TO ADJOURN, POSTPONE OR CONTINUE THE SPECIAL MEETING.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

	For	Against	Abstain
1. To approve the proposal to amend the Corporation's Articles of Incorporation to effect a one (1) for seven (7) reverse stock split of the common stock of the Corporation.	[__]	[__]	[__]
2. To grant management the authority to adjourn, postpone, or continue the Special Meeting.	[__]	[__]	[__]

Whether or not you return a proxy card, you are invited to attend the Special Meeting in person. If you need directions to the location of the meeting or additional information about attending the meeting and voting in person, please contact Mark Huber at (517) 545-2213 or mhuber@fnbh.com.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [__]

Signature of Shareholder _______________________ Date: __________ Signature of Shareholder _______________________ Date: __________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FNBH BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) R. Michael Yost and Philip C. Utter and each of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of FNBH Bancorp, Inc. held of record by the undersigned on August 5, 2011, at the Special Meeting of Shareholders to be held on September 22, 2011, or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE. If this Proxy is properly executed, the shares will be voted as specified. Where a vote is not specified, the proxies will vote the shares represented by this Proxy FOR the approval of the amendment to the Corporation's Articles of Incorporation to effect the reverse stock split and FOR the approval of the proposal to grant management the authority to adjourn, postpone or continue the Special Meeting. The shares represented by this Proxy will be voted in the discretion of the proxies on any other matters that may come before the meeting. The proxies cannot vote your shares unless you sign and return this card.

(Continued and to be signed on the reverse side.)